UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): October 20, 2014

E-World USA Holding, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-173681	45-2898504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9550 Flair Dr, Suite 308, El Monte, CA	91731
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including areas code: (626) 448-3737

_________________________________________________

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 24, 2014, E-World USA Holding, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission (the “SEC”) to report, among other things, the completion of the Company’s acquisition of Prime Nutrisource Inc., an Ontario corporation, Nugale Pharmaceutical Inc., an Ontario corporation, and Prime Nutrisource Inc. (New Jersey), a New Jersey corporation (collectively, the “Prime Corporations”) on October 20, 2014.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide the disclosures required by Item 9.01 of Form 8-K, which were not previously filed with the Initial Report, including the required audited financial statements of the Prime Corporations and pro forma financial statements of the Company. Except as otherwise provided herein, the other disclosures made in the Initial Report remain unchanged.

This Amendment does not reflect events occurring after the filing of the Initial Report, and should be read in conjunction with the Initial Report and the Company’s filings made with the SEC subsequent to the Initial Report.

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Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Included as Exhibit 99.1 to this Amendment and incorporated by reference herein are:

•

Audited combined financial statements of the Prime Corporations as of and for the years ended December 31, 2013 and 2012, the notes related thereto and the related independent auditor’s report of MaloneBailey, LLP.

•	Unaudited combined financial statements of the Prime Corporations as of and for the nine months ended September 30, 2014 and 2013.

(b) Pro Forma Financial Information.

Included as Exhibit 99.2 to this Amendment and incorporated by reference herein are:

•

Unaudited combined pro forma financial statements of the Company as of and for the year ended December 31, 2013 and the nine months ended September 30, 2014, giving effect to the acquisition of the Prime Corporations.

(d) Exhibits.

Exhibit Number	Description

99.1

Audited combined financial statements of the Prime Corporations as of and for the years ended December 31, 2013 and 2012, the notes related thereto and the related independent auditor’s report of MaloneBailey, LLP, and the unaudited combined financial statements of the Prime Corporations as of and for the nine months ended September 30, 2014 and 2013.

99.2

Unaudited combined pro forma financial statements of the Company as of and for the year ended December 31, 2013 and the nine months ended September 30, 2014, giving effect to the acquisition of the Prime Corporations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-World USA Holding, Inc.

Dated: February 26, 2015	By:	/s/ Ding Hua Wang
Ding Hua Wang
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1

Audited combined financial statements of the Prime Corporations as of and for the years ended December 31, 2013 and 2012, the notes related thereto and the related independent auditor’s report of MaloneBailey, LLP, and the unaudited combined financial statements of the Prime Corporations as of and for the nine months ended September 30, 2014 and 2013.

99.2

Unaudited combined pro forma financial statements of the Company as of and for the year ended December 31, 2013 and the nine months ended September 30, 2014, giving effect to the acquisition of the Prime Corporations.

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